LVIP Ivy Mid Cap Growth Managed Volatility Fund Supplement Dated January 8, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in the summary prospectus for the LVIP Ivy Mid Cap Growth Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectus for the Fund:

Effective February 8, 2016 the Fund will have a new name, an additional sub-adviser, portfolio managers from the new sub-adviser, investment strategies, and risks.

The name of the Fund will be LVIP Blended Mid Cap Managed Volatility Fund. All references to the Fund’s name are revised accordingly.

T. Rowe Price Associates, Inc. will be added as an additional sub-adviser to the Fund.

The following replaces the first four paragraphs under Principal Investment Strategies on page 2:

The Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that are high quality and/or offer above-average growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of mid-capitalization companies. Mid-capitalization companies are companies with market capitalizations within the range of companies in the Russell Midcap® Growth Index at the time of acquisition. As of December 31, 2014, this range of market capitalizations was between approximately $275 million and $33.5 billion.

Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected Ivy Investment Management Company (“Ivy”) and T. Rowe Price Associates (“T. Rowe Price”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to the sub-adviser. The adviser may change the allocation at any time, in its sole discretion, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

In selecting securities for the Fund, Ivy primarily emphasizes a bottom-up approach and focuses on companies it believes have strong growth profiles, profitability, attractive valuations and sound capital structures. Ivy may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multiyear growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of Ivy’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

T. Rowe Price’s stock selection is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. The companies sought typically have: (1) a demonstrated ability to consistently increase revenues, earnings, and cash flow; (2) capable management; (3) attractive business niches; and (4) a sustainable competitive advantage. When T. Rowe Price selects investments, valuation measures, such as a company’s price/earnings (P/E) ratio relative to the market and its own growth rate are also considered. Holdings of high-yielding stocks will typically be limited, but the payment of dividends (even above-average dividends) does not disqualify a stock from consideration. However, investment holdings are expected to have relatively low dividend yields.

The adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Ivy Investment Management Company and approximately 50% of the portion of the Fund’s assets not subject to the overlay to T. Rowe Price. Such allocations are subject to change at the discretion of the adviser.

The following is added to the Principal Risks on page 3:

●	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
●	Liquidity Risk. Liquidity risk is the risk that holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired.

The following replaces Investment Adviser and Sub-Adviser on page 4:

Investment Adviser and Sub-Advisers

Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”)

Investment Sub-Adviser: Ivy Investment Management Company (“Ivy”)

Investment Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price”)

LIA Portfolio Managers	Company Title	Experience with Fund
Kevin J. Adamson	President, Chief Operating Officer	Since September 2012
Patrick McAllister	Vice President	Since August 2015

Ivy Portfolio Managers	Company Title	Experience with Fund
Kimberly A. Scott	Senior Vice President	Since May 2015

T. Rowe Price Portfolio Managers	Company Title	Experience with Fund
Donald J. Peters	Co-Chairman of Investment Advisory Committee	Since February 2016
Donald J. Easley	Co-Chairman of Investment Advisory Committee	Since February 2016